1751083438

EXECUTION COPY

COMMITMENT INCREASE SUPPLEMENT

July 18, 2025

Sumitomo Mitsui Banking Corporation 277 Park Avenue

New York, NY 10172 Attention: Mark Giannini Phone: 201-761-8663

Re: Bain Capital Private Credit (the “Company”) Ladies and Gentlemen:

We refer to (a) that certain Senior Secured Revolving Credit Agreement, dated as of December 29, 2023 (as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of November 13, 2024, and that certain Second Amendment to Senior Secured Revolving Credit Agreement, dated as of December 18, 2024, and as further amended, restated, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Response Letter (as defined below) and not otherwise defined have the meanings for such terms set forth in the Credit Agreement), by and among the Company, the Lenders and Issuing Banks from time to time party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”); and (b) the Notice of Commitment Increase Request, dated as of July 18, 2025, provided by the Company to the Administrative Agent (the “Notice”).

By returning to us an executed counterpart hereof, the Administrative Agent indicates its agreement to a Commitment Increase Date of July 18, 2025, notwithstanding the requirement in Section 2.08(e)(i) of the Credit Agreement that the Commitment Increase Date be no earlier than three Business Days after delivery of notice by the Company.

Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this Response Letter to confirm that each of the Company and Natixis, New York Branch (the “Assuming Lender”) agrees that, effective upon the satisfaction of the conditions set forth in Sections 2.08(e)(i) and (ii), the Assuming Lender does hereby become a “Lender” under and for all purposes of the Credit Agreement with a Multicurrency Commitment equal to $75,000,000. Without limiting the foregoing, the Assuming Lender hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as a “Lender” thereunder and that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. The Assuming Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement.

1751083438

Additionally, pursuant to Sections 2.05(n) of the Credit Agreement, we deliver this Response Letter to confirm that (a) each of the Company and Natixis, New York Branch (the “Designated Bank”) agree that, as of the Commitment Increase Date, the Designated Bank will (and hereby does) become an “Issuing Bank” under and for all purposes of the Credit Agreement with a maximum Multicurrency LC Exposure equal to $5,000,000. Without limiting the foregoing, the Designated Bank hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as an “Issuing Bank” thereunder and to perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as an Issuing Bank. The Designated Bank represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby and to become an Issuing Bank under the Credit Agreement.

As of the Commitment Increase Date, Schedule 2.05 of the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit A attached hereto.

By execution of this Response Letter, Natixis, New York Branch, as a new Issuing Bank, delivers to the Administrative Agent and the Borrower the executed counterpart signature page to the Credit Agreement attached as Exhibit B hereto.

This Response Letter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Response Letter may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Response Letter by telecopy, email, or other electronic method of transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart of this Response Letter. This Response Letter shall be governed by, and construed in accordance with, the laws of the State of New York. The provisions of Section 9.09(b) (Submission to Jurisdiction), Section 9.09(c) (Waiver of Venue) and Section 9.09(d) (Service of Process) of the Credit Agreement are incorporated into this Response Letter as if fully set forth herein, mutatis mutandis. The parties hereto hereby agree that this Response Letter is a Commitment Increase Supplement and a Loan Document.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS RESPONSE LETTER, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS RESPONSE LETTER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

NATIXIS, NEW YORK BRANCH,

as Assuming Lender and an Issuing Bank

By: /s/ Aurelie Tcharbatchian

Name: Aurelie Tcharbatchian

Title: Director

By: /s/ Jordan Leung

Name: Jordan Leung

Title: Vice President

BAIN CAPITAL PRIVATE CREDIT

By:

Name:

Title:

ACKNOWLEDGED, ACCEPTED CONSENTED AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,

as Administrative Agent, a Swingline Lender and an Issuing Bank

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A.¸

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

Joinder Lender Agreement (Natixis Joinder)

Docusign Envelope ID: 667D5CD8-DF64-4D62-A6EB-CAF26932F52B

Very truly yours,

NATIXIS, NEW YORK BRANCH,

as Assuming Lender and an Issuing Bank

By:

Name:

Title:

By:

Name:

Title:

BAIN CAPITAL PRIVATE CREDIT

By: /s/ Amit Joshi

Name: Amit Joshi

Title: Chief Financial Officer

ACKNOWLEDGED, ACCEPTED CONSENTED AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,

as Administrative Agent, a Swingline Lender and an Issuing Bank

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A.¸

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

Joinder Lender Agreement (Natixis Joinder)

Very truly yours,

Joinder Lender Agreement (Natixis Joinder)

NATIXIS, NEW YORK BRANCH,

as Assuming Lender and an Issuing Bank

By:

Name:

Title:

By:

Name:

Title:

BAIN CAPITAL PRIVATE CREDIT

By:

Name:

Title:

ACKNOWLEDGED, ACCEPTED CONSENTED AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,

as Administrative Agent, a Swingline Lender and an Issuing Bank

By: /s/ Brett Austin

Name: Brett Austin

Title: Managing Director

JPMORGAN CHASE BANK, N.A.¸

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

Very truly yours,

Joinder Lender Agreement (Natixis Joinder)

NATIXIS, NEW YORK BRANCH,

as Assuming Lender and an Issuing Bank

By:

Name:

Title:

By:

Name:

Title:

BAIN CAPITAL PRIVATE CREDIT

By:

Name:

Title:

ACKNOWLEDGED, ACCEPTED CONSENTED AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,

as Administrative Agent, a Swingline Lender and an Issuing Bank

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A.¸

as a Swingline Lender and an Issuing Bank

By: /s/ Alfred Chi

Name: Alfred Chi

Title: Executive Director

GOLDMAN SACHS BANK USA

as a Swingline Lender and a Issuing Bank

Joinder Lender Agreement (Natixis Joinder)

By: /s/ Priyankush Goswami

Name: Priyankush Goswami

Title: Authorized Signatory

WELLS FARGO BANK NATIONAL ASSOCIATION

as a Swingline Lender and a Issuing Bank

By:

Name:

Title:

SYNOVUS BANK,

as an Issuing Bank

By:

Name:

Title:

THE BANK OF NOVA SCOTIA,

as an Issuing Bank

By:

Name: Title:

GOLDMAN SACHS BANK USA

Joinder Lender Agreement (Natixis Joinder)

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

as a Swingline Lender and an Issuing Bank

By: /s/ Nick Brokke

Name: Nick Brokke Title: Executive Director

SYNOVUS BANK,

as an Issuing Bank

By:

Name:

Title:

THE BANK OF NOVA SCOTIA,

as an Issuing Bank

By:

Name:

Title:

GOLDMAN SACHS BANK USA

Joinder Lender Agreement (Natixis Jainde,)

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION.

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

SYNOVUS BANK,

as an Issuing Bank

By: /s/ Jeff Sinkele

Name: Jeff Sinkele

Title: Vice President

THE BANK OF NOVA SCOTIA,

as an Issuing Bank

By:

Name:

Title:

GOLDMAN SACHS BANK USA

Joinder Lender Agreement (Natixis Joinder)

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

as a Swingline Lender and an Issuing Bank

By:

Name:

Title:

SYNOVUS BANK,

as an Issuing Bank

By:

Name:

Title:

THE BANK OF NOVA SCOTIA,

as an Issuing Bank

By: /s/ Aron Lau

Name: Aron Lau Title: Director

By: /s/ Erica He

Name: Erica He Title: Director

Dollar Issuing Bank Letter of Credit Sublimit

Dollar Swingline Lender Swingline Sublimit

EXHIBIT A

1751083438

Joinder Lender Agreement (Natixis Joinder)

SCHEDULE 2.05

Issuing Bank LC Exposure / Swingline Lender Swingline Exposure

N/A	N/A
Multicurrency Issuing Banks	Letter of Credit Sublimit
Sumitomo Mitsui Banking Corporation	$5,000,000.00
JPMorgan Chase Bank, N.A.	$5,000,000.00
Wells Fargo Bank, National Association	$5,000,000.00
Goldman Sachs Bank USA	$5,000,000.00
The Bank of Nova Scotia	$5,000,000.00
Synovus Bank	$5,000,000.00
Natixis, New York Branch	$5,000,000.00

N/A N/A

Multicurrency Swingline Lenders	Swingline Sublimit
Sumitomo Mitsui Banking Corporation	$10,000,000.00
JPMorgan Chase Bank, N.A.	$10,000,000.00
Wells Fargo Bank, National Association	$10,000,000.00
Goldman Sachs Bank USA	$10,000,000.00

EXHIBIT B

1751083438

Joinder Lender Agreement (Natixis Joinder)

[Attached].

NATIXIS, NEW YORK BRANCH, as an Issuing Bank and a Lender

By: /s/ Aurelie Tcharbatchian

Name: Aurelie Tcharbatchian

Title: Director

By: /s/ Jordan Leung

Name: Jordan Leung

Title: Vice President

Revolving Credit Agreement